Exhibit 32.1
SSR Mining Inc.
Certification of Chief Executive Officer Pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Amendment to Annual Report on Form 10-K/A of SSR Mining Inc. (the “Company”) for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Amended Annual Report”), I, Rodney P. Antal, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.    The Amended Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Amended Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
By: /s/ Rodney P. Antal
Rodney P. Antal
President and Chief Executive Officer
Dated: March 17, 2023